                                                                                                     MORGAN
                                                                                               & COMPANY
                                                                                                                                                                                                                                                                      CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in the Registration Statement of Chubasco Resources Corp. on Amendment No. 1 to Form SB-2 of our Independent Auditors’ Report, dated October 4, 2004, on the balance sheet of Chubasco Resources Corp. as at July 31, 2004 and the related statements of operations, cash flows, and stockholders’ equity for the period from inception, April 27, 2004, to July 31, 2004.

Vancouver, Canada                                                     “Morgan & Company”

October 7, 2004                                                                                                                                                                          Chartered Accountants

Tel:  (604) 687-5841                                                                                                                                                                                                                                              P.O.Box 10007 Pacific Centre
Fax:  (604) 687-0075                                                                                                                                                                                                                                    Suite 1488-700 West Georgia Street
                                                                                                                                                                                                                                                                                     Vancouver, B.C. V7Y 1A1

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